EXPENSES BY NATURE AND OTHER INCOME AND EXPENSES ITEMS, Finance Income / (Expenses) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Finance Income / (Expenses) [Abstract]
Interest income		$ 7,871	$ 7,953	$ 4,291
Cryptocurrency transaction service fee		(27)	(233)	(159)
Other interest expenses		(138)	0	0
Loss on foreign currency transactions		(1,585)	(1,016)	(2,881)
Interest expenses on lease liabilities	[1]	(3,473)	(2,605)	(2,425)
Interest expense on borrowings		(14,310)	(2,476)	(2,778)
Others		(273)	(347)	(229)
Total		$ (11,935)	$ 1,276	$ (4,181)

[1]	The interest expense includes the amount related to the leasehold land included in the investment properties for the years ended December 31, 2024, 2023 and 2022 of approximately US$0.2 million, US$0.2 million and US$0.1 million, respectively. See Note 14.